                                                                   EXHIBIT 10.40


                              NOTICE OF GRANT AWARD

 SMALL BUSINESS INNOVATION RESEARCH PROG                  Issue Date: 03/20/2002
 Department of Health and Human Services
 National Institutes Of Health
 NATIONAL INSTITUTE OF MENTAL HEALTH


 Grant Number:           1 R43 MH65011-01
 Principal Investigator: HADJICOSTIS, ANDY N PHD
 Project Title:          Miniature 24-Channel Interactive Neural Probe Amplifier

 SASS, DICK
 PRESIDENT
 MICROHELIX, INC
 116125 SW 72ND AVE
 PORTLAND, OR 97224
 UNITED STATES



 Budget Period: 03/20/2002 - 08/19/2002
 Project Period: 03/20/2002 - 08/19/2002

 Dear Business official:

 The National Institutes of Health hereby awards a grant in the amount of $191,083(see "Award Calculation" in Section 1) to MICROHELIX, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to terms and conditions referenced below.

 Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

 Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

 If you have any questions about this award, please contact the individual(s) referenced in the information below.

 Sincerely yours,





 Kathy Hancock
 Grants Management Officer
 NATIONAL INSTITUTE OF MENTAL HEALTH

 See additional information below

 SECTION I - AWARD DATA 1 R43 MH65011-01

 AWARD CALCULATION (U.S. Dollars):

 Salaries and Wages                                                   $ 51,100
 Fringe Benefits                                                      $ 16,352
 Personnel Costs                                                      $ 67,452
 Consultant Services                                                  $ 17,100
 Equipment                                                            $ 22,650
 Supplies                                                             $ 10,785
 Travel Costs                                                         $  4,800
 Other Costs                                                          $ 11,700
 Federal Direct Costs                                                 $134,487
 Federal F&A Costs                                                    $ 44,095
 APPROVED BUDGET                                                      $178,582
 Fee                                                                  $ 12,501
 TOTAL FEDERAL AWARD AMOUNT                                           $191,083



 FISCAL INFORMATION:
 CFDA Number:     93.242
 EIN:             1911758621A1
 Document Number: R3MH65011A

  IC/   CAN       FY2002

  MH / 8429315    191,083

 NIH ADMINISTRATIVE DATA:
  PCC: TT-B  OC: 41.4A /Processed: HANCOCKK 020314 0325


 SECTION II  PAYMENT/HOTLINE INFORMATION - 1 R43 MH65011-01

 For Payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

 SECTION III - TERMS AND CONDITIONS - 1 R43 MH65011-01

 This award is based on the application submitted to, and as approved by, the NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

 a. The grant program legislation and program regulation cited in this Notice of Grant Award.

 b. The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.

 c. 45 CFR Part 74 or 45 CFR Part 92 as applicable.

 d. The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.

 e. This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

 (see NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

 Carry over of an unobligated balance into the next budget period requires Grants Management Officer prior approval.

 Treatment of Program Income:
 Additional Costs

 SECTION IV- ADDITIONAL TERMS AND CONDITIONS - 1 R43 MH65011-01

 Allowable costs conducted by for-profit organizations will be determined by applying the cost principles of Contracts with Commercial Organizations set forth in 48 CFR, Subpart 31.2. Administrative regulations are found in 45 CFR,
 Part 74.

 Prior approval, where required, must be obtained in writing from the Grants Management contact shown on this Notice of Grant Award.

 Intellectual property rights: Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States Government support. UNDER TITLE 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

 Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention Reporting and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, MSC 7750, Bethesda, MD 20892-7750, (301) 435-1986. For additional information, access the NIH link on the Interagency Edison web site (www.iedison.gov) which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.

 To the extent authorized by 35 U.S.C., Section 205, the Government will not make public any information disclosing an NIH-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that patent application.

 PAYMENT INFORMATION: The awardee organization will receive information and forms from the Payment Management System of the Department of Health and Human Services regarding requests for cash, manners of payment, and associated reporting requirements. Payment may be made at any time. Requests for advance funding must be timed to coincide with the organization's immediate cash needs, thus keeping to a minimum the amount of Federal cash held in recipient bank accounts. The telephone number for the Payment Management System Office (301) 443-1660.

 The fixed fee provided as part of this Notice of Grant Award is in addition to direct and facilities and administrative costs. The fee is to be drawn down from the DHHS Payment Management System in increments proportionate to the draw down of costs.

 This award represents the final year of the competitive segment for this grant. Therefore, as stated in the NIH Grants Policy Statement, March 2001, pages 148-9, a Financial Status Report (OMB 269) must be submitted within 90 days of the expiration date. In addition, unless an application for competitive renewal is funded, grant closeout documents consisting of a Final Invention Statement (HHS 568), (not applicable to training, construction, conference or cancer education grants) and a final progress report must also be submitted within 90 days of the expiration date.

 The Final Progress Report may be typed on plain white paper and should include, at a minimum, a summary statement of progress toward the achievement of the originally stated aims, a list of results (positive or negative) considered significant, and a list of publications resulting from the project as well as plans for further publications. An original and one copy are required.

 The Final Progress Report and Final Invention Statement should be sent to the awarding component.

 The Financial Status Report should be submitted electronically to the Office of Financial Management (OFM), NIH. Information about the electronic transmittal of FSRs can be obtained from OFM by calling (301) 402-5297. Other Financial Status Reports may be mailed to:

 OFFICE OF FINANCIAL MANAGEMENT
 GRANTS ACCOUNTING BRANCH
 NATIONAL INSTI TUT ES OF HEALTH
 31 CENTER DRIVE ROOM B1B05A MSC 2050
 BETHESDA MD 20892-2050

 Grantees may submit prior approval requests for NIH grants and cooperative agreements via e-mail as detailed in the NIH Guide announcement OD-00-009. The announcement can be found at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-009.html. Prior approval requests for this grant should be directed to the Grants Management Specialist listed below.

 Direct inquiries regarding scientific programmatic issues to the program official listed below.

 Direct inquiries regarding fiscal and administrative matters to the grants management specialist listed below.


 Margaret Grabb, Program Official
 Phone: 301-443-3563     Email: mgrabb@mail.nih.gov  Fax: 301-443-1731

 Cheryl A Nathaniel, Grants Specialist
 Phone: (301) 402-7191   Email: cni5b@nih.gov  Fax: (301) 402-7827


 SPREADSHEET GRANT NUMBER: 1
 R43 MH65011-01 P.I.:
 HADJICOSTIS, ANDY N
 INSTITUTION: MICROHELIX, INC.

                                  YEAR  01

 Salaries and Wages                51,100
 Fringe Benefits                   16,352
 Personnel Costs                   67,452
 Consultant Services               17,100
 Equipment                         22,650
 Supplies                          10,785
 Travel Costs                       4,800
 Other Costs                       11,700
 TOTAL FEDERAL DC                 134,487
 TOTAL FEDERAL F&A                 44,095
 TOTAL COST                       178,582
 FEE                               12,501